The Glenmede Fund, Inc.

International Portfolio (GTCIX)

Supplement dated December 29, 2014 to the

Equity Prospectus dated February 28, 2014

Effective December 29, 2014, Glenmede Investment Management LP, the investment advisor to the International Portfolio, will directly manage the Portfolio and therefore Philadelphia International Advisors LP (“Philadelphia International”) will no longer serve as sub-advisor to the Portfolio. Accordingly, all references to Philadelphia International as sub-advisor to the International Portfolio are hereby deleted.

The Board of Directors of The Glenmede Fund, Inc. has approved revisions to the principal investment strategies of the Portfolio such that Glenmede Investment Management LP will manage the Portfolio using a quantitative analysis, and invest, under normal circumstances, at least 80% of the value of the Portfolio’s net assets in American Depository Receipts in foreign companies. These changes, among others, are effective on December 29, 2014 and are described below.

The sub-section entitled “Principal Investment Strategies” of the “Summary Section” of the International Portfolio on pages 3-4 of the prospectus is hereby deleted in its entirety and replaced with the following:

Principal Investment Strategies: Using quantitative analysis, under normal market circumstances, the Portfolio invests at least 80% of the value of its net assets (including borrowings for investment purposes) in American Depositary Receipts (“ADRs”), which are depository receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by foreign companies. Under normal market circumstances, the Portfolio will invest in ADRs in companies based in at least three countries other than the United States in primarily developed markets. Glenmede Investment Management LP (the “Advisor”) uses proprietary multi-factor computer models to select ADRs in foreign companies that the models identify as having reasonable prices, good fundamentals and rising earnings expectations. These computer models rank securities based on certain criteria, including valuation ratios, profitability and earnings-related measures.

The sub-section entitled “Principal Investment Risks” of the “Summary Section” of the International Portfolio on page 4 of the prospectus is hereby deleted in its entirety and replaced with the following:

Principal Investment Risks: All investments carry a certain amount of risk and the Portfolio cannot guarantee that it will achieve its investment objective. In addition, the strategies that the Advisor uses may fail to produce the intended result. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Therefore, you could lose money by investing in the Portfolio.

The Portfolio may be appropriate for you if you are investing for goals several years away, and are comfortable with the risks of investing in foreign securities. The Portfolio would not be appropriate for you if you are investing for short-term goals, or are mainly seeking current income.

Market Risk: Stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical: there are times when stock prices generally increase, and other times when they generally decrease. In addition, the Portfolio is subject to the additional risk that the particular types of stocks held by the Portfolio will underperform other types of securities.

Frequent Trading Risk: The Portfolio may actively trade portfolio securities to achieve its principal investment strategies. A high rate of portfolio turnover involves correspondingly high transaction costs, which may adversely affect the Portfolio’s performance over time. High portfolio turnover may also result in the realization of short-term capital gains. Distributions derived from such gains will be treated as ordinary income for Federal income tax purposes.

Investment Style Risk: The Portfolio invests in securities with strong earnings growth prospects that the Advisor believes are reasonably priced. There is no guarantee that the prices of these securities will not move even lower.

ADR/Foreign Investment Risk: The Portfolio intends to invest in foreign securities in the form of ADRs, which are depositary receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign company and listed on a U.S. stock exchange. Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. The Portfolio is subject to additional risks due to its foreign investments. Foreign stocks involve special risks not typically associated with U.S. stocks. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks.

IPO Risk: The market value of initial public offering (“IPO”) shares could fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. When the Portfolio’s asset base is small, a significant portion of the Portfolio’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Portfolio. As the Portfolio’s assets grow, the effect of the Portfolio’s investment in IPOs on the Portfolio’s performance probably will decline, which could reduce the Portfolio’s performance.

Tax Managed Risk: The Portfolio uses various investment methods in seeking to reduce the impact of Federal and state income taxes on shareholder’s returns. As a result, the Portfolio may miss the opportunity to realize gains or reduce losses.

The sub-section entitled “Investment Advisers” of the “Summary Section” of the International Portfolio on page 5 of the prospectus is hereby deleted in its entirety and replaced with the following:

Investment Adviser: Glenmede Investment Management LP serves as investment advisor to the Portfolio.

The sub-section entitled “Portfolio Managers” of the “Summary Section” of the International Portfolio on page 5 of the prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Managers: The Portfolio is managed by Vladimir de Vassal, CFA, Director of Quantitative Research, Paul T. Sullivan, CFA, Portfolio Manager, and Alexander Antanasiu, CFA, quantitative research analyst, of the Advisor. They have been managing the Portfolio since December 29, 2014.

The sub-section entitled “International Portfolio” of the section entitled “Additional Information About Investments - Objective, Principal Strategies and Risks” on page 40 of the prospectus is hereby deleted in its entirety and replaced with the following:

The Advisor attempts to achieve the Portfolio’s objective to provide maximum long-term total return consistent with reasonable risk to principal by investing, under normal market circumstances, at least 80% of the value of its net assets (including borrowings for investment purposes) in ADRs, which are depository receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued for a foreign company. Under normal market circumstances, the Portfolio will invest in ADRs in companies based in at least three countries other than the United States.

The sub-section entitled “Foreign Securities” of the section entitled “Additional Information About Investments - Objective, Principal Strategies and Risks” on page 43 of the prospectus is hereby revised to include the International Portfolio to the list of portfolios that may invest in ADRs. In addition, investment in developing or emerging markets by the International Portfolio is a non-principal investment strategy.

In the sub-section entitled “Investments in Other Investment Companies” of the section entitled “Additional Information About Investments - Objective, Principal Strategies and Risks” on pages 43-44 of the prospectus, all references to the ability of the International Portfolio to invest in registered investment companies or series thereof advised by Philadelphia International are hereby deleted.

In the section entitled “Price of Portfolio Shares” on page 46-47 and “Frequent Purchases and Redemption of Portfolio Shares” of “Additional Information on the Purchase and Redemption of Shares” on page 48 of the prospectus, all references to the use of an independent fair valuation service by the International Portfolio are hereby deleted.

The sub-section entitled “Investment Advisor and Sub-Advisor” of the section entitled “Additional Information About Management of the Portfolio” on pages 51-54 of the prospectus, all references to Philadelphia International as sub-advisor to the International Portfolio are hereby deleted. The following information replaces the information about the portfolio management of the International Portfolio contained on page 53 of the prospectus:

Vladimir de Vassal, CFA, Director of Quantitative Research of the Advisor, is primarily responsible for the management of the International Portfolio. Mr. de Vassal has been employed by the Advisor and its predecessors as a portfolio manager since 1998. Prior to that time, Mr. de Vassal served as Vice President and Director of quantitative analysis at CoreStates Investment Advisors and as Vice President of interest rate risk analysis at CoreStates Financial Corp. Paul T. Sullivan, CFA, Portfolio Manager of the Advisor, assists Mr. de Vassal in the management of the Portfolio by running portfolio optimizations and entering trades. Mr. Sullivan has been employed by the Advisor and its predecessors as a portfolio manager since 1994. Prior to that time, Mr. Sullivan was employed by SEI Investments Co. where he was a supervisor in the mutual fund accounting department. Alexander R. Atanasiu, CFA, has been a quantitative research analyst for the Advisor since 2005. His principal responsibilities include stock ranking screens, multifactor portfolio optimizations and leading indicator analysis. Messrs. de Vassal, Sullivan and Atanasiu have managed the International Portfolio since December 29, 2014.

This Supplement should be retained with your

Prospectus for future reference.